EXHIBIT 32

DEBUT BROADCASTING CORPORATION, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Debut Broadcasting Corporation, Inc. (the “Company”), we, Steven Ludwig, Chief Executive Officer, and Shannon Farrington, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2008           /s/ Steven Ludwig
 Steven Ludwig
 Chief Executive Officer

/s/ Shannon Farrington
Shannon Farrington
Chief Financial Officer